UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K/A

Amendment No. 1

to

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act 1934

Date of Report (date of earliest event reported):

June 4, 2014

PATENT PROPERTIES, INC.

(Exact name of registrant as specified in charter)

Delaware	001-33700	30-0342273
(State or other jurisdiction of incorporation)	(Commission File No.)	(IRS Employer Identification No.)

Two High Ridge Park Stamford, CT	06905
(Address Of Principal Executive Offices)	(Zip Code)

(203) 461-7200

(Registrant’s Telephone Number, Including Area Code)

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of registrant under any of the following provisions (see General Instruction A.2 below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12(b) under the Exchange Act (17 CFR 240.14a-12(b))

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.07 Submission of Matters to a Vote of Security Holders.

Patent Properties, Inc. (the "Company" ) held its Annual Meeting of Stockholders on June 4, 2014. At that meeting there were 10,357,509 shares of Common Stock and 14,999,000 shares of Series B Convertible Preferred Stock present in person or by proxy and entitled to vote. Each share of Common Stock entitles its holder to one vote on any matter submitted to the stockholders. The holder of the Series B Convertible Preferred Stock vote together with the Common Stock on all matters where stockholders are entitled to vote. The holders of the Series B Convertible Preferred Stock are entitled to cast an aggregate of 80% of the total votes that may be cast with respect to any such matter. The matters voted upon and the results of the vote (after giving effect to the foregoing weighting of votes cast) are set forth below.

Proposal One: Election of Directors. Stockholders elected each of the following nominees as director to hold office until the 2015 Annual Meeting and until his or her successor is elected and qualified.

Nominee	Votes For	Votes Withheld	Broker Non-Votes
Jay Walker	31,602,968	8,196	550,775
Jonathan Ellenthal	31,604,691	6,473	550,775
Nathaniel J. Lipman	31,606,069	5,095	550,775
Robert Kelly	31,606,069	5,095	550,775
Sharon Barner	31,606,069	5,095	550,775
Harvey W. Schiller, Ph.D.	31,563,216	47,948	550,775

Proposal Two: Ratification of Appointment of Independent Auditors. Stockholders approved the ratification of the appointment of Marcum LLP as the Company's independent auditors for the fiscal year ending December 31, 2014.

Votes For	Votes Against	Abstentions
32,145,176	5,069	11,704

Proposal Three: Advisory Vote on Executive Compensation. Stockholders approved a resolution, on an advisory basis, the compensation paid to the Company's named executive officers.

Votes For	Votes Against	Abstentions	Broker Non-Votes
31,538,428	72,348	388	550,775

Proposal Four: Advisory Vote on Frequency of the Advisory Vote on Executive Compensation. Stockholders voted as follows on the frequency of the advisory vote on the compensation paid to the Company's named executive officers.

Three Years	Two Years	One Year	Abstentions	Broker Non-Votes
31,486,910	677	68,153	55,424	550,775

In light of the foregoing vote regarding Proposal Four, the Company has decided to include an advisory stockholder vote on the compensation of executives in its proxy materials every three years.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: June 5, 2014

PATENT PROPERTIES, INC.

By:	/s/ Jonathan Siegel
Name:	Jonathan Siegel
Title:	General Counsel and Chief Administrative Officer